UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2006



                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)




          MAINE                       01-28190                 01-0413282
(State or other jurisdiction        (Commission              (IRS employer
      of incorporation)             File Number)           Identification No.)




           Two Elm Street, Camden, Maine                     04843
        (Address of principal executive offices)          (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition

Camden National Corporation issues a press release on January 31, 2006, announcing earnings for the fourth quarter and full year of 2005.




Item 9.01 - Financial Statements and Exhibits


          (c)    Exhibits.

                 99.1   Fourth quarter and full year 2005 earnings press release

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

    CAMDEN NATIONAL CORPORATION



             By:  /s/ Sean G. Daly                        Date: January 31, 2006
                 -------------------------------------
                 Sean G. Daly
                 Chief Financial Officer and Principal
                 Financial & Accounting Officer